Inventories	12 Months Ended
Jun. 30, 2021
Inventories
Inventories
25	Inventories

	2021	2020
for the year ended 30 June	Rm	Rm

Carrying value
Crude oil and other raw materials	4 269	3 513
Process material	1 834	1 868
Maintenance materials	5 585	6 376
Work in progress	2 560	2 108
Manufactured products	15 315	13 681
Consignment inventory	179	255
	29 742	27 801

The impact of lower sales prices resulted in a net realisable value write-down of R83 million in 2021 (2020 - R384 million).

Inventory of R1 118 million (2020 - R3 294 million) is held at net realisable value.

Accounting policies:

Inventories are stated at the lower of cost and net realisable value. Cost includes expenditure incurred in acquiring, manufacturing and transporting the inventory to its present location. Manufacturing costs include an allocated portion of production overheads which are directly attributable to the cost of manufacturing such inventory. The allocation is determined based on the greater of normal production capacity and actual production. The costs attributable to any inefficiencies in the production process are charged to the income statement as incurred.

By-products are incidental to the manufacturing processes, are usually produced as a consequence of the main product stream, and are immaterial to the group. Revenue from sale of by-products is offset against the cost of the main products.

25	Inventories continued

Cost is determined as follows:

Crude oil and other raw materials	First-in-first-out valuation method (FIFO)

Process, maintenance and other materials	Weighted average purchase price

Work-in-progress	Manufacturing costs incurred

Manufactured products including consignment inventory	Manufacturing costs according to FIFO